Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments
Derivative Financial Instruments

(24) Derivative Financial Instruments

        The following table summarizes the Company's outstanding interest-rate swap contracts as of December 31, 2011 (dollars in thousands):

Date Entered	Maturity Date	Hedge Designation	Fixed Rate	Floating Rate Index	Notional Amount	Fair Value(1)
July 2005(2)	July 2020	Cash Flow	3.82%	BMA Swap Index	$45,600	$(7,536)
November 2008(3)	October 2016	Cash Flow	5.95%	1 Month LIBOR+1.50%	27,600	(4,176)
July 2009(4)	July 2013	Cash Flow	6.13%	1 Month LIBOR+3.65%	14,000	(411)
(1)
Interest-rate swap assets are recorded in other assets, net and interest-rate swap liabilities are recorded in accounts payable and accrued liabilities on the consolidated balance sheets.

(2)
Represents three interest-rate swap contracts with an aggregate notional amount of $45.6 million, which hedge fluctuations in interest payments on variable-rate secured debt due to overall changes in the hedged cash flows.

(3)
Acquired in conjunction with mortgage debt assumed related to real estate acquired on December 28, 2010. Hedges fluctuations in interest payments on variable-rate secured debt due to fluctuations in the underlying benchmark interest rate.

(4)
Hedges fluctuations in interest payments on variable-rate secured debt due to fluctuations in the underlying benchmark interest rate.

        The Company uses derivative instruments to mitigate the effects of interest rate fluctuations on specific forecasted transactions as well as recognized financial obligations or assets. The Company does not use derivative instruments for speculative or trading purposes.

        The primary risks associated with derivative instruments are market and credit risk. Market risk is defined as the potential for loss in value of a derivative instrument due to adverse changes in market prices (interest rates). Utilizing derivative instruments allows the Company to effectively manage the risk of fluctuations in interest rates related to the potential effects these changes could have on future earnings, forecasted cash flows and the fair value of recognized obligations.

        Credit risk is the risk that one of the parties to a derivative contract fails to perform or meet their financial obligation. The Company does not obtain collateral associated with its derivative instruments, but monitors the credit standing of its counterparties on a regular basis. Should a counterparty fail to perform, the Company would incur a financial loss to the extent that the associated derivative contract was in an asset position. At December 31, 2011, the Company does not anticipate non-performance by the counterparties to its outstanding derivative contracts.

        During October and November 2007, the Company entered into two forward- starting interest-rate swap contracts with an aggregate notional amount of $900 million and settled the contracts during the three months ended June 30, 2008. The settlement value, less the ineffective portion of the hedging relationships, was recorded to accumulated other comprehensive income to be reclassified into interest expense over the forecasted term of the underlying unsecured fixed-rate debt. The interest-rate swap contracts were designated in qualifying, cash flow hedging relationships, to hedge the Company's exposure to fluctuations in the benchmark interest rate component of interest payments on forecasted, unsecured, fixed-rate debt currently expected to be issued in 2011 and 2012. During 2010, the Company revised its estimated issuance date for the underlying unsecured, fixed-rate debt. As a result, the Company recognized a $1.0 million charge in other income, net, during the year ended December 31, 2010, related to the interest payments that were no longer probable of occurring.

        In August 2009, the Company entered into an interest-rate swap contract (pay float and receive fixed), that was designated as hedging fluctuations in interest receipts related to its participation in the variable-rate first mortgage debt of HCR ManorCare. At March 31, 2011 the Company determined, based on the anticipated closing of the HCR ManorCare Acquisition during April 2011, the underlying hedged transactions (underlying mortgage debt interest receipts) were not probable of occurring. As a result, the Company reclassified $1 million of unrealized gains related to this interest-rate swap contract into other income, net. Concurrent with closing the HCR ManorCare Acquisition (for additional details see Note 3) the Company settled the interest-rate swap contract for proceeds of $1 million.

        For the year ended December 31, 2011, the Company recognized additional interest income of $0.6 million and additional interest expense of $0.6 million, resulting from its cash flow and fair value hedging relationships. At December 31, 2011, the Company expects that the hedged forecasted transactions, for each of the outstanding qualifying cash flow hedging relationships, except as previously discussed, remain probable of occurring and that no additional gains or losses recorded to accumulated other comprehensive loss are expected to be reclassified to earnings.

        To illustrate the effect of movements in the interest rate markets, the Company performed a market sensitivity analysis on its outstanding hedging instruments. The Company applied various basis point spreads to the underlying interest rate curves of the derivative portfolio in order to determine the instruments' change in fair value. The following table summarizes the results of the analysis performed (dollars in thousands):

		Effects of Change in Interest Rates
Date Entered	Maturity Date	+50 Basis Points	-50 Basis Points	+100 Basis Points	-100 Basis Points
July 2005	July 2020	$1,664	$(1,952)	$3,472	$(3,760)
November 2008	October 2016	614	(630)	1,056	(1,252)
July 2009	July 2013	99	(109)	203	(213)